UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sanmina-SCI Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on 1/28/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

NOTICE OF PROXY STATEMENT

10K

To view the material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 1/8/08.

To request material:  Internet: www.investorEconnect.com  Telephone:  1-800-579-1639  ** Email: sendmaterial@investorEconnect.com

** If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

SANMINA-SCI CORPORATION

INVESTOR RELATIONS

2700 NORTH FIRST STREET

SAN JOSE, CA 95134

1- BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40

2- FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40

3- ATTENTION: XXXXXXXXXXXXXXXXXXXXXXXXXX40

4- TEST PRINT

5- 51 MERCEDES WAY

6- EDGEWOOD,

7- NY

8- 11717

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SANMINA-SCI CORPORATION

  Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Annual Meeting of Stockholders you will need to request a ballot to vote these shares.

  Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time on January 27, 2008. Have your notice in hand when you access the web site and follow the instructions.

BARCODE

P99999-010

12

15

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Meeting Location

The Annual Meeting of Stockholders for holders as of 12/4/07 is to be held on 1/28/08 at 11:00 A.M., PST
at:	30 E. Plumeria Drive San Jose, California 95134

Meeting Directions

For directions to the Annual Meeting of Stockholders please call: 1-408-964-3500

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number can be found on the following page(s) next to the label Control Number or [GRAPHIC] in the box next to the arrow

Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

Voting Items

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of directors:
   - 1a. Neil R. Bonke
   - 1b. Joseph R. Bronson
   - 1c. Alain Couder
   - 1d. Joseph G. Licata, Jr.
   - 1e. Mario M. Rosati
   - 1f. A. Eugene Sapp, Jr.
   - 1g. Wayne Shortridge
   - 1h. Jure Sola
   - 1i. Jacquelyn M. Ward

The Board of Directors recommends a vote FOR the following proposal.

2. Proposal to ratify the appointment of KPMG LLP as the independent registered public accountants of Sanmina-SCI Corporation for its fiscal year ending September 27, 2008:

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXXX
SHARESXXXXXXXXXXXX
Cusip
P99999-010
12
15
\# Of #

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02	0000000000	999999999999
NAME
THE COMPANY NAME INC.—COMMON	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS A	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS B	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS C	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS D	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS E	123,456,789,012.12345
THE COMPANY NAME INC.—CLASS F	123,456,789,012.12345
THE COMPANY NAME INC.—401 K	123,456,789,012.12345

                                                Acct # XXXXXXXXXXXXX

SHARESXXXXXXXXXXX

Cusip

P99999-010

12

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